Exhibit 99.1
REVISED
Computational Materials

Fremont Home Loan Trust 2005-E
Mortgage-Backed Certificates, Series 2005-E
Fremont Investment & Loan
(Originator, Seller and Servicer)
Wells Fargo Bank, N.A.
(Master Servicer and Trust Administrator)
December 5, 2005

FHLT SERIES 2005-E TRUST Mortgage-Backed Certificates, Series 2005-E

Disclaimer
The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC. The Information contained herein is preliminary, may be based on preliminary assumptions about the pool assets and the structure, and is subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.
This Information, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar information relating to these securities.
This Information may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information. Such documents may be obtained without charge at the Commission’s website. Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the securities (“Offering Documents”) discussed in this communication.
Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.
There shall not be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.
Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented in this free writing prospectus, although that information may be based in part on loan level data provided by the issuer or its affiliates.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST Mortgage-Backed Certificates, Series 2005-E

Sensitivity Tables — To 10% Call

Percent of Pricing
Prepayment Speed	0%	50%	75%	100%	125%	150%

Class 2-A-1
Average Life (yrs)	12.62	1.51	1.19	1.00	0.87	0.78
Modified Duration (at par)	9.29	1.44	1.14	0.97	0.85	0.76
First Principal Payment	1/25/2006	1/25/2006	1/25/2006	1/25/2006	1/25/2006	1/25/2006
Last Principal Payment	8/25/2024	6/25/2008	11/25/2007	7/25/2007	5/25/2007	3/25/2007
Principal Window (mos)	224	30	23	19	17	15

Class 2-A-2
Average Life (yrs)	21.04	3.29	2.43	2.00	1.74	1.55
Modified Duration (at par)	13.45	3.03	2.28	1.90	1.66	1.48
First Principal Payment	8/25/2024	6/25/2008	11/25/2007	7/25/2007	5/25/2007	3/25/2007
Last Principal Payment	1/25/2029	2/25/2010	12/25/2008	5/25/2008	12/25/2007	10/25/2007
Principal Window (mos)	54	21	14	11	8	8

Class 2-A-3
Average Life (yrs)	25.59	6.29	4.37	3.25	2.43	2.12
Modified Duration (at par)	14.90	5.38	3.91	2.99	2.28	2.01
First Principal Payment	1/25/2029	2/25/2010	12/25/2008	5/25/2008	12/25/2007	10/25/2007
Last Principal Payment	1/25/2034	9/25/2015	7/25/2012	12/25/2010	10/25/2008	5/25/2008
Principal Window (mos)	61	68	44	32	11	8

Class 2-A-4
Average Life (yrs)	28.79	12.08	8.22	6.13	4.37	2.68
Modified Duration (at par)	15.66	9.13	6.76	5.29	3.91	2.50
First Principal Payment	1/25/2034	9/25/2015	7/25/2012	12/25/2010	10/25/2008	5/25/2008
Last Principal Payment	12/25/2034	10/25/2018	9/25/2014	6/25/2012	2/25/2011	11/25/2008
Principal Window (mos)	12	38	27	19	29	7

Class M1
Average Life (yrs)	27.05	8.65	5.94	4.70	4.64	4.26
Modified Duration (at par)	15.00	6.89	5.06	4.15	4.12	3.82
First Principal Payment	8/25/2029	6/25/2010	2/25/2009	6/25/2009	2/25/2010	3/25/2010
Last Principal Payment	12/25/2034	10/25/2018	9/25/2014	6/25/2012	2/25/2011	3/25/2010
Principal Window (mos)	65	101	68	37	13	1

Class M2
Average Life (yrs)	27.05	8.65	5.94	4.65	4.30	4.22
Modified Duration (at par)	14.97	6.89	5.05	4.10	3.85	3.79
First Principal Payment	8/25/2029	6/25/2010	2/25/2009	4/25/2009	9/25/2009	12/25/2009
Last Principal Payment	12/25/2034	10/25/2018	9/25/2014	6/25/2012	2/25/2011	3/25/2010
Principal Window (mos)	65	101	68	39	18	4

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST Mortgage-Backed Certificates, Series 2005-E

Sensitivity Tables — To 10% Call

Percent of Pricing
Prepayment Speed	0%	50%	75%	100%	125%	150%

Class M3
Average Life (yrs)	27.05	8.65	5.94	4.62	4.14	3.94
Modified Duration (at par)	14.92	6.88	5.05	4.08	3.71	3.56
First Principal Payment	8/25/2029	6/25/2010	2/25/2009	3/25/2009	7/25/2009	8/25/2009
Last Principal Payment	12/25/2034	10/25/2018	9/25/2014	6/25/2012	2/25/2011	3/25/2010
Principal Window (mos)	65	101	68	40	20	8

Class M4
Average Life (yrs)	27.05	8.65	5.94	4.60	4.06	3.78
Modified Duration (at par)	14.67	6.83	5.02	4.04	3.64	3.41
First Principal Payment	8/25/2029	6/25/2010	2/25/2009	3/25/2009	6/25/2009	6/25/2009
Last Principal Payment	12/25/2034	10/25/2018	9/25/2014	6/25/2012	2/25/2011	3/25/2010
Principal Window (mos)	65	101	68	40	21	10

Class M5
Average Life (yrs)	27.05	8.65	5.94	4.60	4.01	3.68
Modified Duration (at par)	14.61	6.82	5.02	4.04	3.59	3.32
First Principal Payment	8/25/2029	6/25/2010	2/25/2009	3/25/2009	5/25/2009	5/25/2009
Last Principal Payment	12/25/2034	10/25/2018	9/25/2014	6/25/2012	2/25/2011	3/25/2010
Principal Window (mos)	65	101	68	40	22	11

Class M6
Average Life (yrs)	27.05	8.65	5.94	4.58	3.98	3.60
Modified Duration (at par)	14.48	6.79	5.00	4.01	3.55	3.26
First Principal Payment	8/25/2029	6/25/2010	2/25/2009	2/25/2009	4/25/2009	4/25/2009
Last Principal Payment	12/25/2034	10/25/2018	9/25/2014	6/25/2012	2/25/2011	3/25/2010
Principal Window (mos)	65	101	68	41	23	12

Class M7
Average Life (yrs)	27.05	8.65	5.94	4.58	3.95	3.54
Modified Duration (at par)	13.14	6.50	4.85	3.91	3.45	3.14
First Principal Payment	8/25/2029	6/25/2010	2/25/2009	2/25/2009	3/25/2009	2/25/2009
Last Principal Payment	12/25/2034	10/25/2018	9/25/2014	6/25/2012	2/25/2011	3/25/2010
Principal Window (mos)	65	101	68	41	24	14

Class M8
Average Life (yrs)	27.05	8.65	5.94	4.58	3.92	3.49
Modified Duration (at par)	12.22	6.29	4.73	3.84	3.37	3.06
First Principal Payment	8/25/2029	6/25/2010	2/25/2009	2/25/2009	3/25/2009	2/25/2009
Last Principal Payment	12/25/2034	10/25/2018	9/25/2014	6/25/2012	2/25/2011	3/25/2010
Principal Window (mos)	65	101	68	41	24	14

Class M9
Average Life (yrs)	27.05	8.65	5.94	4.57	3.91	3.47
Modified Duration (at par)	12.03	6.25	4.71	3.81	3.35	3.03
First Principal Payment	8/25/2029	6/25/2010	2/25/2009	1/25/2009	2/25/2009	1/25/2009
Last Principal Payment	12/25/2034	10/25/2018	9/25/2014	6/25/2012	2/25/2011	3/25/2010
Principal Window (mos)	65	101	68	42	25	15

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST Mortgage-Backed Certificates, Series 2005-E

Sensitivity Tables — To 10% Call

Percent of Pricing
Prepayment Speed	0%	50%	75%	100%	125%	150%

Class B1
Average Life (yrs)	27.05	8.65	5.94	4.56	3.88	3.44
Modified Duration (at par)	12.03	6.25	4.71	3.81	3.33	3.01
First Principal Payment	8/25/2029	6/25/2010	2/25/2009	1/25/2009	2/25/2009	1/25/2009
Last Principal Payment	12/25/2034	10/25/2018	9/25/2014	6/25/2012	2/25/2011	3/25/2010
Principal Window (mos)	65	101	68	42	25	15

Class B2
Average Life (yrs)	27.05	8.65	5.94	4.56	3.88	3.41
Modified Duration (at par)	12.03	6.25	4.71	3.81	3.33	2.98
First Principal Payment	8/25/2029	6/25/2010	2/25/2009	1/25/2009	2/25/2009	12/25/2008
Last Principal Payment	12/25/2034	10/25/2018	9/25/2014	6/25/2012	2/25/2011	3/25/2010
Principal Window (mos)	65	101	68	42	25	16

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST Mortgage-Backed Certificates, Series 2005-E

Sensitivity Tables — To Maturity

Percent of Pricing
Prepayment Speed	0%	50%	75%	100%	125%	150%

Class 2-A-1
Average Life (yrs)	12.62	1.51	1.19	1.00	0.87	0.78
Modified Duration (at par)	9.29	1.44	1.14	0.97	0.85	0.76
First Principal Payment	1/25/2006	1/25/2006	1/25/2006	1/25/2006	1/25/2006	1/25/2006
Last Principal Payment	8/25/2024	6/25/2008	11/25/2007	7/25/2007	5/25/2007	3/25/2007
Principal Window (mos)	224	30	23	19	17	15

Class 2-A-2
Average Life (yrs)	21.04	3.29	2.43	2.00	1.74	1.55
Modified Duration (at par)	13.45	3.03	2.28	1.90	1.66	1.48
First Principal Payment	8/25/2024	6/25/2008	11/25/2007	7/25/2007	5/25/2007	3/25/2007
Last Principal Payment	1/25/2029	2/25/2010	12/25/2008	5/25/2008	12/25/2007	10/25/2007
Principal Window (mos)	54	21	14	11	8	8

Class 2-A-3
Average Life (yrs)	25.59	6.29	4.37	3.25	2.43	2.12
Modified Duration (at par)	14.90	5.38	3.91	2.99	2.28	2.01
First Principal Payment	1/25/2029	2/25/2010	12/25/2008	5/25/2008	12/25/2007	10/25/2007
Last Principal Payment	1/25/2034	9/25/2015	7/25/2012	12/25/2010	10/25/2008	5/25/2008
Principal Window (mos)	61	68	44	32	11	8

Class 2-A-4
Average Life (yrs)	29.04	14.41	9.91	7.40	5.33	2.68
Modified Duration (at par)	15.72	10.23	7.75	6.13	4.60	2.50
First Principal Payment	1/25/2034	9/25/2015	7/25/2012	12/25/2010	10/25/2008	5/25/2008
Last Principal Payment	11/25/2035	4/25/2031	9/25/2024	1/25/2020	12/25/2016	11/25/2008
Principal Window (mos)	23	188	147	110	99	7

Class M1
Average Life (yrs)	27.13	9.47	6.52	5.13	4.97	6.15
Modified Duration (at par)	15.02	7.28	5.40	4.44	4.36	5.26
First Principal Payment	8/25/2029	6/25/2010	2/25/2009	6/25/2009	2/25/2010	9/25/2010
Last Principal Payment	10/25/2035	12/25/2028	5/25/2022	3/25/2018	7/25/2015	11/25/2014
Principal Window (mos)	75	223	160	106	66	51

Class M2
Average Life (yrs)	27.13	9.45	6.50	5.07	4.62	4.58
Modified Duration (at par)	14.99	7.26	5.39	4.39	4.08	4.07
First Principal Payment	8/25/2029	6/25/2010	2/25/2009	4/25/2009	9/25/2009	12/25/2009
Last Principal Payment	10/25/2035	4/25/2028	10/25/2021	10/25/2017	3/25/2015	5/25/2013
Principal Window (mos)	75	215	153	103	67	42

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST Mortgage-Backed Certificates, Series 2005-E

Sensitivity Tables — To Maturity

Percent of Pricing
Prepayment Speed	0%	50%	75%	100%	125%	150%

Class M3
Average Life (yrs)	27.13	9.43	6.49	5.03	4.45	4.18
Modified Duration (at par)	14.94	7.24	5.38	4.35	3.94	3.74
First Principal Payment	8/25/2029	6/25/2010	2/25/2009	3/25/2009	7/25/2009	8/25/2009
Last Principal Payment	10/25/2035	7/25/2027	2/25/2021	4/25/2017	10/25/2014	2/25/2013
Principal Window (mos)	75	206	145	98	64	43

Class M4
Average Life (yrs)	27.13	9.41	6.47	5.00	4.37	4.01
Modified Duration (at par)	14.69	7.18	5.34	4.31	3.86	3.59
First Principal Payment	8/25/2029	6/25/2010	2/25/2009	3/25/2009	6/25/2009	6/25/2009
Last Principal Payment	9/25/2035	11/25/2026	8/25/2020	11/25/2016	6/25/2014	11/25/2012
Principal Window (mos)	74	198	139	93	61	42

Class M5
Average Life (yrs)	27.13	9.39	6.45	4.99	4.31	3.90
Modified Duration (at par)	14.63	7.16	5.32	4.30	3.80	3.50
First Principal Payment	8/25/2029	6/25/2010	2/25/2009	3/25/2009	5/25/2009	5/25/2009
Last Principal Payment	9/25/2035	5/25/2026	3/25/2020	7/25/2016	3/25/2014	8/25/2012
Principal Window (mos)	74	192	134	89	59	40

Class M6
Average Life (yrs)	27.13	9.36	6.43	4.95	4.25	3.82
Modified Duration (at par)	14.50	7.12	5.29	4.26	3.75	3.42
First Principal Payment	8/25/2029	6/25/2010	2/25/2009	2/25/2009	4/25/2009	4/25/2009
Last Principal Payment	9/25/2035	10/25/2025	9/25/2019	3/25/2016	12/25/2013	6/25/2012
Principal Window (mos)	74	185	128	86	57	39

Class M7
Average Life (yrs)	27.13	9.33	6.40	4.93	4.21	3.75
Modified Duration (at par)	13.15	6.78	5.10	4.13	3.63	3.29
First Principal Payment	8/25/2029	6/25/2010	2/25/2009	2/25/2009	3/25/2009	2/25/2009
Last Principal Payment	8/25/2035	2/25/2025	3/25/2019	10/25/2015	8/25/2013	3/25/2012
Principal Window (mos)	73	177	122	81	54	38

Class M8
Average Life (yrs)	27.12	9.28	6.37	4.90	4.16	3.68
Modified Duration (at par)	12.23	6.54	4.95	4.03	3.53	3.19
First Principal Payment	8/25/2029	6/25/2010	2/25/2009	2/25/2009	3/25/2009	2/25/2009
Last Principal Payment	8/25/2035	5/25/2024	8/25/2018	5/25/2015	4/25/2013	12/25/2011
Principal Window (mos)	73	168	115	76	50	35

Class M9
Average Life (yrs)	27.12	9.23	6.33	4.86	4.12	3.64
Modified Duration (at par)	12.04	6.47	4.91	3.99	3.50	3.15
First Principal Payment	8/25/2029	6/25/2010	2/25/2009	1/25/2009	2/25/2009	1/25/2009
Last Principal Payment	7/25/2035	8/25/2023	2/25/2018	12/25/2014	1/25/2013	9/25/2011
Principal Window (mos)	72	159	109	72	48	33

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST Mortgage-Backed Certificates, Series 2005-E

Sensitivity Tables — To Maturity

Percent of Pricing
Prepayment Speed	0%	50%	75%	100%	125%	150%

Class B1
Average Life (yrs)	27.11	9.14	6.27	4.81	4.06	3.59
Modified Duration (at par)	12.04	6.44	4.88	3.96	3.45	3.11
First Principal Payment	8/25/2029	6/25/2010	2/25/2009	1/25/2009	2/25/2009	1/25/2009
Last Principal Payment	6/25/2035	9/25/2022	6/25/2017	6/25/2014	8/25/2012	5/25/2011
Principal Window (mos)	71	148	101	66	43	29

Class B2
Average Life (yrs)	27.10	9.01	6.18	4.74	4.01	3.51
Modified Duration (at par)	12.04	6.40	4.83	3.92	3.42	3.05
First Principal Payment	8/25/2029	6/25/2010	2/25/2009	1/25/2009	2/25/2009	12/25/2008
Last Principal Payment	5/25/2035	9/25/2021	9/25/2016	12/25/2013	3/25/2012	1/25/2011
Principal Window (mos)	70	136	92	60	38	26

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST Mortgage-Backed Certificates, Series 2005-E

Available Funds Cap (1)

	Grp 2 Avail. Funds	Subordinate Avail.		Grp 2 Avail. Funds	Subordinate Avail.
Period	Cap Rate (%)	Funds Cap Rate (%)	Period	Cap Rate (%)	Funds Cap Rate (%)

1	N/A	N/A	40	11.01	11.17
2	6.87	7.04	41	11.41	11.58
3	7.61	7.79	42	11.83	12.00
4	6.87	7.04	43	12.23	12.39
5	7.10	7.27	44	11.83	11.99
6	6.87	7.04	45	11.82	11.98
7	7.10	7.27	46	12.21	12.37
8	6.87	7.04	47	11.81	11.97
9	6.87	7.04	48	12.21	12.37
10	7.10	7.27	49	11.81	11.97
11	6.87	7.03	50	11.81	11.96
12	7.10	7.27	51	13.06	13.23
13	6.87	7.03	52	11.79	11.94
14	6.87	7.03	53	12.18	12.34
15	7.60	7.79	54	11.79	11.94
16	6.87	7.03	55	12.18	12.33
17	7.10	7.27	56	11.78	11.92
18	6.87	7.03	57	11.77	11.92
19	7.10	7.27	58	12.15	12.30
20	6.87	7.03	59	11.75	11.90
21	6.87	7.03	60	12.15	12.30
22	7.10	7.27	61	11.75	11.89
23	6.92	7.10	62	11.74	11.88
24	8.83	9.01	63	12.99	13.15
25	8.55	8.71	64	11.73	11.87
26	8.55	8.71	65	12.11	12.25
27	9.14	9.31	66	11.72	11.85
28	8.55	8.71	67	12.10	12.24
29	8.86	9.04	68	11.70	11.84
30	9.79	9.95	69	11.69	11.83
31	10.11	10.28	70	12.07	12.21
32	9.78	9.95	71	11.68	11.81
33	9.78	9.94	72	12.06	12.20
34	10.10	10.27	73	11.67	11.80
35	9.82	9.99	74	11.66	11.79
36	11.40	11.57	75	12.45	12.59
37	11.03	11.19	76	11.64	11.77
38	11.02	11.19	77	12.02	12.15
39	12.20	12.38	78	11.62	11.75
(1) Assumes one-month LIBOR and six-month LIBOR equal to 20% and prepayments at the Pricing Prepayment Speed.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST Mortgage-Backed Certificates, Series 2005-E

Effective Net Funds Cap (1)

	Grp 2 Eff. Funds	Subordinate Eff.		Grp 2 Eff. Funds	Subordinate Eff.
Period	Cap Rate (%)	Funds Cap Rate (%)	Period	Cap Rate (%)	Funds Cap Rate (%)

1	N/A	N/A	40	11.01	11.17
2	10.00	9.50	41	11.41	11.58
3	10.00	9.50	42	11.83	12.00
4	10.00	9.50	43	12.23	12.39
5	10.00	9.50	44	11.83	11.99
6	10.00	9.50	45	11.82	11.98
7	10.00	9.50	46	12.21	12.37
8	10.00	9.50	47	11.81	11.97
9	10.00	9.50	48	12.21	12.37
10	10.00	9.50	49	11.81	11.97
11	10.00	9.50	50	11.81	11.96
12	10.00	9.50	51	13.06	13.23
13	10.00	9.50	52	11.79	11.94
14	10.00	9.50	53	12.18	12.34
15	10.00	9.50	54	11.79	11.94
16	10.00	9.50	55	12.18	12.33
17	10.00	9.50	56	11.78	11.92
18	10.00	9.50	57	11.77	11.92
19	10.00	9.50	58	12.15	12.30
20	10.00	9.50	59	11.75	11.90
21	10.00	9.50	60	12.15	12.30
22	10.00	9.50	61	11.75	11.89
23	10.00	9.50	62	11.74	11.88
24	10.00	9.50	63	12.99	13.15
25	10.00	9.50	64	11.73	11.87
26	10.00	9.50	65	12.11	12.25
27	10.00	9.50	66	11.72	11.85
28	10.00	9.50	67	12.10	12.24
29	10.00	9.50	68	11.70	11.84
30	10.00	9.95	69	11.69	11.83
31	10.11	10.28	70	12.07	12.21
32	10.00	9.95	71	11.68	11.81
33	10.00	9.94	72	12.06	12.20
34	10.10	10.27	73	11.67	11.80
35	10.00	9.99	74	11.66	11.79
36	11.40	11.57	75	12.45	12.59
37	11.03	11.19	76	11.64	11.77
38	11.02	11.19	77	12.02	12.15
39	12.20	12.38	78	11.62	11.75
(1) Assumes one-month LIBOR and six-month LIBOR equal to 20% and prepayments at the Pricing Prepayment Speed. Includes any payments made under the Yield Maintenance Agreement.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST Mortgage-Backed Certificates, Series 2005-E

Available Excess Spread (1)

	Spot Excess	Fwd Excess		Spot Excess	Fwd Excess
	Spread(2)	Spread(3)		Spread(2)	Spread(3)
Period	(%)	(%)	Period	(%)	(%)

1	1.858	1.858	40	4.920	4.594
2	2.575	2.453	41	5.077	4.762
3	3.029	2.840	42	4.933	4.652
4	2.574	2.255	43	5.087	4.816
5	2.724	2.308	44	4.933	4.629
6	2.572	1.995	45	4.932	4.617
7	2.723	2.211	46	5.081	4.779
8	2.570	2.031	47	4.924	4.594
9	2.569	1.967	48	5.073	4.793
10	2.719	2.196	49	4.916	4.607
11	2.566	2.017	50	4.912	4.598
12	2.716	2.157	51	5.367	5.119
13	2.562	1.982	52	4.904	4.581
14	2.561	1.963	53	5.053	4.750
15	3.014	2.441	54	4.896	4.581
16	2.557	1.933	55	5.045	4.750
17	2.707	2.080	56	4.887	4.566
18	2.553	1.912	57	4.883	4.558
19	2.704	2.065	58	5.032	4.729
20	2.550	1.903	59	4.877	4.548
21	2.549	1.904	60	5.034	4.733
22	2.701	2.065	61	4.880	4.553
23	2.609	1.972	62	4.876	4.548
24	4.434	3.803	63	5.332	5.075
25	4.278	3.641	64	4.868	4.537
26	4.275	3.652	65	5.019	4.711
27	4.576	4.007	66	4.865	4.539
28	4.268	3.673	67	5.016	4.712
29	4.445	3.890	68	4.859	4.528
30	4.934	4.629	69	4.855	4.522
31	5.083	4.805	70	5.004	4.692
32	4.927	4.636	71	4.847	4.508
33	4.924	4.636	72	4.996	4.690
34	5.073	4.802	73	4.839	4.504
35	4.924	4.632	74	4.835	4.496
36	5.096	4.855	75	5.137	4.844
37	4.943	4.671	76	4.826	4.480
38	4.883	4.586	77	4.975	4.650
39	5.376	5.124	78	4.818	4.479
(1)	Assumes 100% of the Pricing Prepayment Speed.

(2)	Assumes One Month LIBOR and Six month LIBOR are equal to 4.311% and 4.629%, respectively .

(3)	Assumes One Month LIBOR and Six month LIBOR are equal to their respective forward curves.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST Mortgage-Backed Certificates, Series 2005-E

Breakeven CDR Table
The table below displays the Constant Default Rate (“CDR”), and the related cumulative collateral loss, where the referenced class of certificates first incurs a writedown. Calculations are run to maturity using forward LIBOR. Other assumptions include:
(1) prepayment speed is 115% PPC for Fixed Rate Mortgages and 100% PPC for Adjustable Rate Mortgages;
(2) 50% loss severity;
(3) 12 month lag from default to loss;
(4) 100% P&I advancing;
(5) No overcollateralization stepdown; and
(6) Trigger event is always in effect.

Class	CDR Break (%)	Cumulative Loss (%)

M1	23.98	25.34
M2	19.59	22.12
M3	16.94	19.95
M4	15.15	18.37
M5	13.46	16.79
M6	11.99	15.34
M7	10.49	13.79
M8	9.42	12.62
M9	8.34	11.40
B1	7.46	10.36
B2	6.87	9.65

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

REVISED
Computational Materials

Fremont Home Loan Trust 2005-E
Mortgage-Backed Certificates, Series 2005-E
Fremont Investment & Loan
(Originator, Seller and Servicer)

Wells Fargo Bank, N.A.
(Master Servicer and Trust Administrator)
December 5, 2005

FHLT SERIES 2005-E TRUST Mortgage-Backed Certificates, Series 2005-E

Disclaimer
The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC. The Information contained herein is preliminary, may be based on preliminary assumptions about the pool assets and the structure, and is subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.
This Information, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar information relating to these securities.
This Information may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information. Such documents may be obtained without charge at the Commission’s website. Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the securities (“Offering Documents”) discussed in this communication.
Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.
There shall not be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.
Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented in this free writing prospectus, although that information may be based in part on loan level data provided by the issuer or its affiliates.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

2

FHLT SERIES 2005-E TRUST Mortgage-Backed Certificates, Series 2005-E

Sensitivity Table — To 10% Call

Percent of Pricing
Prepayment Speed	0%	50%	75%	100%	125%	150%

Class 1-A-1
Average Life (yrs)	19.99	4.47	3.18	2.46	1.92	1.55
Modified Duration (at par)	12.47	3.80	2.83	2.25	1.79	1.48
First Principal Payment	1/25/2006	1/25/2006	1/25/2006	1/25/2006	1/25/2006	1/25/2006
Last Principal Payment	12/25/2034	10/25/2018	9/25/2014	6/25/2012	2/25/2011	11/25/2008
Principal Window (mos)	348	154	105	78	62	35
Sensitivity Table — To Maturity

Percent of Pricing
Prepayment Speed	0%	50%	75%	100%	125%	150%

Class 1-A-1
Average Life (yrs)	20.02	4.75	3.38	2.61	2.03	1.55
Modified Duration (at par)	12.47	3.93	2.95	2.35	1.88	1.48
First Principal Payment	1/25/2006	1/25/2006	1/25/2006	1/25/2006	1/25/2006	1/25/2006
Last Principal Payment	11/25/2035	2/25/2031	8/25/2024	12/25/2019	12/25/2016	11/25/2008
Principal Window (mos)	359	302	224	168	132	35

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

3

FHLT SERIES 2005-E TRUST Mortgage-Backed Certificates, Series 2005-E

Available Funds Cap (1)

	Grp 1 Avail. Funds	Subordinate Avail.		Grp 1 Avail. Funds	Subordinate Avail.
Period	Cap Rate (%)	Funds Cap Rate (%)	Period	Cap Rate (%)	Funds Cap Rate (%)

1	N/A	N/A	40	11.38	11.17
2	7.24	7.04	41	11.79	11.58
3	8.02	7.79	42	12.20	12.00
4	7.24	7.04	43	12.60	12.39
5	7.48	7.27	44	12.19	11.99
6	7.24	7.04	45	12.18	11.98
7	7.48	7.27	46	12.58	12.37
8	7.24	7.04	47	12.16	11.97
9	7.24	7.04	48	12.58	12.37
10	7.48	7.27	49	12.17	11.97
11	7.24	7.03	50	12.16	11.96
12	7.48	7.27	51	13.45	13.23
13	7.24	7.03	52	12.14	11.94
14	7.24	7.03	53	12.53	12.34
15	8.02	7.79	54	12.13	11.94
16	7.24	7.03	55	12.53	12.33
17	7.48	7.27	56	12.11	11.92
18	7.24	7.03	57	12.10	11.92
19	7.48	7.27	58	12.50	12.30
20	7.24	7.03	59	12.09	11.90
21	7.24	7.03	60	12.49	12.30
22	7.48	7.27	61	12.08	11.89
23	7.32	7.10	62	12.06	11.88
24	9.22	9.01	63	13.35	13.15
25	8.92	8.71	64	12.04	11.87
26	8.92	8.71	65	12.44	12.25
27	9.54	9.31	66	12.03	11.85
28	8.92	8.71	67	12.42	12.24
29	9.27	9.04	68	12.01	11.84
30	10.16	9.95	69	12.00	11.83
31	10.50	10.28	70	12.39	12.21
32	10.15	9.95	71	11.98	11.81
33	10.15	9.94	72	12.37	12.20
34	10.48	10.27	73	11.96	11.80
35	10.20	9.99	74	11.95	11.79
36	11.79	11.57	75	12.76	12.59
37	11.40	11.19	76	11.93	11.77
38	11.39	11.19	77	12.31	12.15
39	12.61	12.38	78	11.91	11.75
(1) Assumes one-month LIBOR and six-month LIBOR equal to 20% and prepayments at the Pricing Prepayment Speed.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

4

FHLT SERIES 2005-E TRUST Mortgage-Backed Certificates, Series 2005-E

Effective Net Funds Cap (1)

	Grp 1 Eff. Funds	Subordinate Eff.		Grp 1 Eff. Funds	Subordinate Eff.
Period	Cap Rate (%)	Funds Cap Rate (%)	Period	Cap Rate (%)	Funds Cap Rate (%)

1	N/A	N/A	40	11.38	11.17
2	10.50	9.50	41	11.79	11.58
3	10.50	9.50	42	12.20	12.00
4	10.50	9.50	43	12.60	12.39
5	10.50	9.50	44	12.19	11.99
6	10.50	9.50	45	12.18	11.98
7	10.50	9.50	46	12.58	12.37
8	10.50	9.50	47	12.16	11.97
9	10.50	9.50	48	12.58	12.37
10	10.50	9.50	49	12.17	11.97
11	10.50	9.50	50	12.16	11.96
12	10.50	9.50	51	13.45	13.23
13	10.50	9.50	52	12.14	11.94
14	10.50	9.50	53	12.53	12.34
15	10.50	9.50	54	12.13	11.94
16	10.50	9.50	55	12.53	12.33
17	10.50	9.50	56	12.11	11.92
18	10.50	9.50	57	12.10	11.92
19	10.50	9.50	58	12.50	12.30
20	10.50	9.50	59	12.09	11.90
21	10.50	9.50	60	12.49	12.30
22	10.50	9.50	61	12.08	11.89
23	10.50	9.50	62	12.06	11.88
24	10.50	9.50	63	13.35	13.15
25	10.50	9.50	64	12.04	11.87
26	10.50	9.50	65	12.44	12.25
27	10.50	9.50	66	12.03	11.85
28	10.50	9.50	67	12.42	12.24
29	10.50	9.50	68	12.01	11.84
30	10.50	9.95	69	12.00	11.83
31	10.50	10.28	70	12.39	12.21
32	10.50	9.95	71	11.98	11.81
33	10.50	9.94	72	12.37	12.20
34	10.50	10.27	73	11.96	11.80
35	10.50	9.99	74	11.95	11.79
36	11.79	11.57	75	12.76	12.59
37	11.40	11.19	76	11.93	11.77
38	11.39	11.19	77	12.31	12.15
39	12.61	12.38	78	11.91	11.75
(1) Assumes one-month LIBOR and six-month LIBOR equal to 20% and prepayments at the Pricing Prepayment Speed. Includes any payments made under the Yield Maintenance Agreement.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

5

FHLT SERIES 2005-E TRUST Mortgage-Backed Certificates, Series 2005-E

Available Excess Spread (1)

	Spot Excess	Fwd Excess		Spot Excess	Fwd Excess
	Spread(2)	Spread(3)		Spread(2)	Spread(3)
Period	(%)	(%)	Period	(%)	(%)

1	1.858	1.858	40	4.920	4.594
2	2.575	2.453	41	5.077	4.762
3	3.029	2.840	42	4.933	4.652
4	2.574	2.255	43	5.087	4.816
5	2.724	2.308	44	4.933	4.629
6	2.572	1.995	45	4.932	4.617
7	2.723	2.211	46	5.081	4.779
8	2.570	2.031	47	4.924	4.594
9	2.569	1.967	48	5.073	4.793
10	2.719	2.196	49	4.916	4.607
11	2.566	2.017	50	4.912	4.598
12	2.716	2.157	51	5.367	5.119
13	2.562	1.982	52	4.904	4.581
14	2.561	1.963	53	5.053	4.750
15	3.014	2.441	54	4.896	4.581
16	2.557	1.933	55	5.045	4.750
17	2.707	2.080	56	4.887	4.566
18	2.553	1.912	57	4.883	4.558
19	2.704	2.065	58	5.032	4.729
20	2.550	1.903	59	4.877	4.548
21	2.549	1.904	60	5.034	4.733
22	2.701	2.065	61	4.880	4.553
23	2.609	1.972	62	4.876	4.548
24	4.434	3.803	63	5.332	5.075
25	4.278	3.641	64	4.868	4.537
26	4.275	3.652	65	5.019	4.711
27	4.576	4.007	66	4.865	4.539
28	4.268	3.673	67	5.016	4.712
29	4.445	3.890	68	4.859	4.528
30	4.934	4.629	69	4.855	4.522
31	5.083	4.805	70	5.004	4.692
32	4.927	4.636	71	4.847	4.508
33	4.924	4.636	72	4.996	4.690
34	5.073	4.802	73	4.839	4.504
35	4.924	4.632	74	4.835	4.496
36	5.096	4.855	75	5.137	4.844
37	4.943	4.671	76	4.826	4.480
38	4.883	4.586	77	4.975	4.650
39	5.376	5.124	78	4.818	4.479
(1)	Assumes 100% of the Pricing Prepayment Speed.

(2)	Assumes One Month LIBOR and Six month LIBOR are equal to 4.311% and 4.629%, respectively .

(3)	Assumes One Month LIBOR and Six month LIBOR are equal to their respective forward curves.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

6